Supplement to the Current Prospectus

MFS(R) Strategic Income Fund

Below the third paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund," the following is inserted:

Effective March 1, 2009, MFS has agreed in writing to reduce its management fee to 0.60% annually of the fund's average daily net assets until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2010.

Effective March 1, 2009, MFS has agreed in writing to bear the fund's expenses such that "Total Annual Fund Operating Expenses" do not exceed 0.95% annually for Class A shares, 1.70% annually for each of Class B and Class C shares, and 0.70% annually for Class I shares. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2010.

At the end of the last paragraph in the sub-section entitled "Distribution and Service Fees" under the main heading "Description of Share Classes," the following is inserted:

Effective March 1, 2009, the Class A distribution fee will be eliminated.


                The date of this supplement is December 1, 2008.